Prospectus Supplement	January 28, 2019

Putnam Global Natural Resources Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Natural Resources Fund (“Global Natural Resources Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Natural Resources Fund with and into Putnam Global Industrials Fund (“Global Industrials Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Natural Resources Fund and its shareholders.

Upon the closing of the proposed merger, Global Industrials Fund will change its investment strategies to hold concentrated equity positions without a geographic or industry focus. In connection with this change, Global Industrials Fund will be renamed “Putnam Focused Equity Fund.” While Global Industrials Fund’s investment goal will remain unchanged, Global Industrials Fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in companies in the industrial products, services or equipment industries will be revised to instead require the repositioned fund (under normal circumstances) to invest at least 80% of its net assets in equity investments. In addition, Global Industrials Fund’s existing policy (under normal circumstances) to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark) will be eliminated. Global Industrials Fund’s benchmark will also be changed from the MSCI World Industrials Index (ND) to the S&P 500 Index.

Putnam Management has also recommended, and the Global Industrials Fund’s Board of Trustees has approved, a change to the fund’s fundamental investment policy on industry concentration, which currently provides that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries. Under the proposed fundamental investment policy, which is subject to approval by shareholders of Global Industrials Fund and would take effect upon the closing of the proposed merger, Global Industrials Fund would not invest more than 25% of its total assets in any one industry. The changes to Global Industrials Fund described in this supplement are not contingent upon completion of the proposed merger and are expected to proceed whether or not the proposed merger takes place (in the case of the proposed change to Global Industrial Fund’s fundamental investment policy on industry concentration, if approved by shareholders of Global Industrial Fund).

A full description of Global Industrials Fund and Putnam Focused Equity Fund, the similarities and differences between Global Natural Resources Fund, Global Industrials Fund and Putnam Focused Equity Fund, and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (the “prospectus/proxy statement”), which is

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expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit Global Natural Resources Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Natural Resources Fund. A special meeting of shareholders of Global Natural Resources Fund is currently scheduled for May 29, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that Global Natural Resources Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019, and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Natural Resources Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Industrials Fund, nor is it a solicitation of any proxy. For more information regarding Global Industrials Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s website (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.